UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 14, 2023

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24939
(Commission File Number)

95-4703316
(IRS Employer Identification No.)

135 North Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EWBC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2023, the Board of Directors of East West Bancorp, Inc. (the “Company”) adopted and approved, effective as of such date, amended and restated bylaws of the Company (as amended and restated, the “Bylaws”). The Bylaws supersede the previously existing Amended and Restated Bylaws, which took effect on May 26, 2022.

The Bylaws were amended to implement “stockholder proxy access” by permitting a stockholder, or group of up to 20 stockholders, to nominate up to two director candidates or, if greater, up to 20% of the number of directors then serving on the Board, if the stockholder or group has owned at least three percent of the Company’s common stock continuously for at least three years and satisfies certain eligibility, procedural and disclosure requirements set forth in the Bylaws. A proxy access nomination must be made no earlier than 150 days nor later than 120 days prior to the first anniversary of the date on which the Company mailed its proxy statement for the preceding year’s annual meeting of stockholders. As a result, this bylaw will first be in effect for the Company’s 2024 annual meeting of stockholders.

The Bylaws also include updates to require compliance with the notice and solicitation requirements of Rule 14a-19 under the Securities Exchange Act of 1934 and to reflect recent amendments to the General Corporation Law of the State of Delaware, including to eliminate a provision that a list of stockholders be made available for inspection during a meeting of stockholders and certain changes to the manner in which meetings of stockholders may be adjourned. The amendments to the Bylaws also include a number of clerical and conforming changes.

The description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Bylaws of East West Bancorp, Inc.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: March 17, 2023	By:	/s/ Irene H. Oh
Irene H. Oh
Executive Vice President and Chief Financial Officer

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